Exhibit 99.1

NEWS RELEASE

NOVAGOLD RELEASES 2024 SUSTAINABILITY REPORT

Providing a thorough overview of NOVAGOLD’s environmental, social and governance (ESG) performance, highlighting strong health and safety record, ongoing commitment to environmental responsibility, ongoing community investments, extensive stakeholder interactions, and sound corporate governance.
Emphasizing NOVAGOLD’s investments in Donlin Gold LLC (“Donlin Gold”) and its stakeholders, focusing on community engagement and responsiveness to local priorities.
Aligning with the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) and Taskforce on Nature-related Financial Disclosures (TNFD) in this year’s Sustainability Report, and continued alignment with the Global Reporting Initiative (GRI) framework.

June 16, 2025 – Vancouver, British Columbia – NOVAGOLD RESOURCES INC. (“NOVAGOLD” or the “Company”) (NYSE American, TSX: NG) is pleased to announce the publication of its 2024 Sustainability Report which provides an overview of the Company’s performance in the areas of environmental responsibility, health and safety, social engagement, and corporate governance in alignment with GRI standards and the recommendations of the TCFD and the TNFD.

“As we look toward the future, I am confident in our continued progress”, said Greg Lang, NOVAGOLD’s President and CEO. “At NOVAGOLD, our ESG practices will evolve as we deepen our commitment to the people of the Yukon-Kuskokwim region and advance sustainable development. Central to our approach is close collaboration with local communities, drawing on their knowledge to minimize environmental impacts, foster economic activity, and responsibly develop Donlin Gold. We firmly believe that responsible mining is about more than sound resource extraction, it’s about leaving a positive legacy in the communities we work with and safeguarding the environment.”

Highlights of NOVAGOLD’s 2024 Sustainability Report

2024 HIGHLIGHTS

DONLIN GOLD

ENVIRONMENT

ZERO
hazardous material spills to water

ZERO
spills of 10 gallons or more to land

38 TONNES
CO_2 Eq (GHG) emissions (Scope 1)

SEVEN
regional partners helped remove ~142,000 pounds of hazardous and electronic waste from local villages

BIODIVERSITY
initiatives implemented through engaging in fisheries discussions throughout the region and starting fisheries work in the river

FISH HABITAT
created in project watershed for salmon and resident fish use

ZERO
significant environmental incidents

DONLIN GOLD

SOCIAL

HEALTH AND SAFETY

ZERO
fatalities

ZERO
TRIFR (Total Recordable Incident Frequency Rate)

ZERO
lost-time incidents

196 HOURS
dedicated to health, safety and emergency response training

PEOPLE

44%
of direct hires are Alaska Native

14,106
direct engagements with key stakeholders

$3,466,631
value of payments to stakeholders, sponsorships, and community initiatives

891
suppliers based in Alaska

ZERO
community or human rights incidents

THREE
new Shared Values Statements (total of 18)

NOVAGOLD

GOVERNANCE

40%
of our Board members are ethnic minorities

30%
of our Board members are women

47%
of our employees are women

7%
of our employees are ethnic minorities

www.novagold.com
Page | 1

As a development-stage mining company, NOVAGOLD remains focused on advancing the Donlin Gold project with a long-term perspective. Central to these efforts is our collaboration with the project’s Alaska Native Corporation landowners, to deliver lasting economic and social benefits to the Yukon-Kuskokwim (Y-K) region through responsible development of the Donlin Gold project.

Transparency is central to NOVAGOLD’s approach, ensuring clear and honest communication of sustainability priorities and ESG performance. Since 2020, the Company’s annual sustainability reports have reflected a commitment to responsible governance, highlighting key environmental, health and safety, social engagement, governance, and economic performance metrics.

The 2024 Sustainability Report is available on NOVAGOLD’s website here (https://novagold.com/sustainability/sustainability-report/).

About NOVAGOLD

NOVAGOLD is a well-financed precious metals company focused on the development of the Donlin Gold project in Alaska, one of the safest mining jurisdictions in the world1. With approximately 39 million ounces of gold in the Measured and Indicated Mineral Resource categories, inclusive of Proven and Probable Mineral Reserves (541 million tonnes at an average grade of approximately 2.24 grams per tonne, in the Measured and Indicated Mineral Resource categories on a 100% basis)2, the Donlin Gold project is regarded to be one of the largest, highest-grade, and most prospective known open-pit gold deposits in the world. According to the 2021 Technical Report and the S-K 1300 Technical Report Summary once in production, the Donlin Gold project is expected to produce an average of more than one million ounces per year over a 27-year mine life on a 100% basis.

NOVAGOLD Contacts:

Mélanie Hennessey

Vice President, Corporate Communications

Frank Gagnon

Manager, Investor Relations

604-669-6227 or 1-866-669-6227

www.novagold.com

 __________________

1 Per Mining Journal intelligence – World Risk Report 2024 Alaska received an AA rating, ranks number 13th globally on the Investment Risk index.

2 Donlin Gold data as per the report titled “NI 43-101 Technical Report on the Donlin Gold project, Alaska, USA” (the “2021 Technical Report”), with an effective date of June 1, 2021 and the report titled “S-K 1300 Technical Report Summary on the Donlin Gold project, Alaska, USA” (the “S-K 1300 Technical Report Summary”), dated November 30, 2021. Donlin Gold possesses Measured Resources of approximately 8 Mt grading 2.52 g/t and Indicated Resources of approximately 534 Mt grading 2.24 g/t, each on a 100% basis and inclusive of Mineral Reserves, of which approximately 5 Mt of Measured Resources and approximately 320 Mt of Indicated Resources inclusive of Reserves is currently attributable to NOVAGOLD through its 60% ownership interest in Donlin Gold LLC. Exclusive of Mineral Reserves, Donlin Gold possesses Measured Resources of approximately 0.9 Mt grading 2.23 g/t and Indicated Resources of approximately 69 Mt grading 2.44 g/t, of which approximately 0.5 Mt of Measured Resources and approximately 42 Mt of Indicated Resources of approximately 69 Mt grading 2.44 g/t, of which approximately 0.5 Mt of Measured Resources and approximately 42 Mt of Indicated Resources exclusive of Mineral Reserves is currently attributable to NOVAGOLD. Donlin Gold possesses Proven Reserves of approximately 8 Mt grading 2.32 g/t and Probable Reserves of approximately 497 Mt grading 2.08 g/t, each on a 100% basis, of which approximately 5 Mt of Proven Reserves and approximately 298 Mt of Probable Reserves is attributable to NOVAGOLD. Mineral Reserves and Resources have been estimated in accordance with NI 43-101 and S-K 1300.

www.novagold.com
Page | 2

Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements contained in this media release are based on a number of material assumptions, including but not limited to the following, which could prove to be significantly incorrect: our ability to achieve production at any of our mineral exploration and development properties; estimated capital costs, operating costs, production and economic returns; estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; our ability to improve our ESG initiatives and goals; and that our activities will not be adversely disrupted or impeded by development, operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the anticipated timing of certain judicial and/or administrative decisions; plans for and the estimated timing of a new feasibility study on the Donlin Gold project; our goals and planned activities for 2025; ongoing support provided to key stakeholders including Native Corporation landowners; Donlin Gold’s continued support for the state and federal permitting process; sufficiency of working capital; the potential development and construction of the Donlin Gold project; the timing and ability for the Donlin Gold project to hit critical milestones; the ability for the Donlin Gold project to hit the anticipated projections; the sufficiency of funds to continue to advance development of Donlin Gold, including to a construction decision; perceived merit of properties; mineral reserve and mineral resource estimates; Donlin Gold’s ability to secure the permits needed to construct and operate the Donlin Gold project in a timely manner, if at all; legal challenges to Donlin Gold’s existing permits and the timing of decisions in those challenges; plans to continue to advance the Donlin Gold project safely, socially responsibly and to sustainably generate value for stakeholders; continued cooperation between the owners of Donlin Gold LLC to advance the project; NOVAGOLD’s ability to deliver on its strategy with the Donlin Gold project, increasing shareholder and stakeholder wealth; the success of the strategic mine plan for the Donlin Gold project; the success of the Donlin Gold community relations plan; the anticipated outcome of exploration drilling at the Donlin Gold project and the timing thereof; the completion of test work and modeling and the timing thereof; and implementation of NOVAGOLDʼs ESG policies, studies, programs, initiatives and goals. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold LLC to advance the project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, disease pandemics, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

www.novagold.com
Page | 3